J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Event Driven ETF

Prospectus dated November 27, 2017, as supplemented

JPMorgan Diversified Alternatives ETF

Prospectus dated March 1, 2018, as supplemented

Supplement dated December 21, 2018

to the Prospectuses as dated above

Effective immediately, the information in the third paragraph of the “Shareholder Information — Taxes on Distributions” section of each prospectus is hereby deleted and replaced with the following:

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-ETF-DIST-1218